UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2006
MAVERICK TUBE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-10651 (Commission File Number)	43-1455766 (IRS Employer Identification No.)
16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017
(Address of principal executive offices)
(636) 733-1600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On October 2, 2006, at a special meeting of the stockholders of Maverick Tube Corporation (“Maverick”), Maverick’s stockholders voted to approve the Agreement and Plan of Merger, dated as of June 12, 2006, among Maverick, Tenaris S.A. and OS Acquisition Corporation. A copy of the news release announcing the approval is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety. Maverick will also publish the news release on its website, www.mavericktube.com, under the heading “Investor Relations.”
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	News Release dated October 2, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAVERICK TUBE CORPORATION
	By:	/s/ Joyce M. Schuldt
	Name:	Joyce M. Schuldt
Date: October 2, 2006	Title:	Senior Vice President - Finance, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Exhibit Description

99.1	News Release dated October 2, 2006